UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021

Khosla Ventures Acquisition Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40131	85-1488707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 22, 2021, the Board of Directors of Khosla Ventures Acquisition Co. (“KVSA”) authorized KVSA to transfer the listing of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), from the Nasdaq Capital Market (“Nasdaq”) to the New York Stock Exchange (the “NYSE”) in connection with its pending business combination with Valo Health, Inc., the wholly owned subsidiary of Valo Health, LLC (together with Valo Health, Inc., “Valo”). On October 28, 2021, KVSA provided written notice to Nasdaq of its intention to voluntarily delist its Class A Common Stock from Nasdaq and to list its Class A Common Stock on the NYSE. KVSA anticipates that its Class A Common Stock will continue to trade on Nasdaq until the close of trading on November 19, 2021 and will begin trading on the NYSE at the commencement of trading on November 22, 2021 under the ticker symbol “VH”. The listing on the NYSE will be subject to application by KVSA and Valo to list the shares on the NYSE and approval by the NYSE of such application.

Item 7.01 Regulation FD Disclosure

KVSA issued a press release on October 28, 2021 announcing the transfer of the listing of its Class A Common Stock from Nasdaq to the NYSE. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference into any filing of KVSA under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between KVSA and Valo. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. KVSA filed a registration statement on Form S-4, as amended with the SEC, which includes a document that serves as a prospectus and proxy statement of KVSA, referred to as a proxy statement/prospectus. A proxy statement/prospectus was sent to all KVSA stockholders on or about October 22, 2021. KVSA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVSA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVSA through the website maintained by the SEC at www.sec.gov.

The documents filed by KVSA with the SEC also may be obtained free of charge at KVSA’s website at https://khoslaventuresacquisitionco.com/kvsa or upon written request to Secretary at Khosla Ventures Acquisition Co., 2128 Sand Hill Road, Menlo Park, California 94025.

Participants in Solicitation

KVSA and Valo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KVSA’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers of KVSA and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KVSA, the combined company or Valo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between KVSA and Valo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of KVSA’s securities, (ii) the risk that the transaction may not be completed by KVSA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by KVSA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement and Plan of Merger, dated June 9, 2021 (as amended, the “Merger Agreement”), by and among KVSA, Valo and Killington Merger Sub Inc., by the stockholders of KVSA, the satisfaction of the minimum trust account amount following redemptions by KVSA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Valo’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Valo and potential difficulties in Valo employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Valo or against KVSA related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of KVSA’s securities on a national securities exchange, (xi) the price of KVSA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which KVSA plans to operate or Valo operates, variations in operating performance across competitors, changes in laws and regulations affecting KVSA’s or Valo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the failure of NYSE to approve the listing of shares on the NYSE and (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of KVSA’s registration statement on Form S-1 (File No. 333-253096), the registration statement on Form S-4 discussed above and other documents filed by KVSA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and KVSA and Valo assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither KVSA nor Valo gives any assurance that either KVSA or Valo or the combined company will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 28, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: October 28, 2021	By:	/s/ Peter Buckland
Name: Peter Buckland
Title: Chief Financial Officer